Income Tax Expense - Summary of Income Tax Recognized in Income or Loss (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Major components of tax expense (income) [abstract]
Current year	$ 179,821	$ 103,080
Adjustment for prior years	(2,102)	1,092
Total	177,719	104,172
Origination and reversal of temporary differences	(27,427)	(7,536)
Variation in tax rate	175	70
Adjustment for prior years	1,339	(9,724)
Total	(25,913)	(17,190)
Income tax expense	$ 151,806	$ 86,982